UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2012

RT Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53009	57-1021913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9160 South 300 West, Suite 101, Sandy, UT	84070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 641-8766

2216 East Newcastle Drive, Sandy, Utah 84093

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  General Instruction A. 2. below) : f the Form 8 - under the Securities Act (17 CFR 230.425)

  General Instruction A. 2. below) : f the Form 8 - under the Securities Act (17 CFR 230.425)

  General Instruction A. 2. below) : f the Form 8 - under the Securities Act (17 CFR 230. 425) tisfy the filing

  General Instruction communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

RT TECHNOLOGIES, INC.

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
Exhibit - 99.1 Resignation letter of Ms. Betty Tsang
Signatures

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 10, 2012, Ms. Betty Tsang resigned as Chief Financial Officer of RT Technologies, Inc. (the “Company” or the “Registrant”), effective immediately. Ms. Tsang has resigned as CFO of the Company due to health problems and not in connection with any specific disagreement with us on any matter. A copy of Ms. Tsang’s resignation letter is attached hereto as Exhibit 99.1.

Our President, Mr. Weiheng Cai shall act as principal financial officer and principal accounting officer of the Company until such time as we can find a replacement for Ms. Tsang.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit

Exhibit - 99.1 Resignation letter of Ms. Betty Tsang

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 14, 2012                           RT Technologies, Inc.

By: /s/ Weiheng Cai

                                                                  Weiheng Cai

                                                                  President

Exhibit Index

Exhibit - 99.1 Resignation letter of Ms. Betty Tsang